Morgan Stanley Institutional Fund Trust  Core Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $485,000
Percentage of Offering Purchased by Fund: 0.139
Percentage of Funds Total Assets: 0.11
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank, BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets, HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America
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Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/1/2020
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Funds Total Assets: 0.03
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale,
UBS Investment Bank
Purchased from: Banc of America
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Securities Purchased:	Saic Inc. 5.950% due 12/1/2040
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.851
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.183
Percentage of Funds Total Assets: 0.13
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America
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Securities Purchased:	Ally Master Owner Trust Note 2011 1A1 1.130% due
1/15/2021
Purchase/Trade Date:	1/13/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.180
Percentage of Funds Total Assets: 0.21
Brokers: BofA Merrill Lynch, Credit Suisse, Deutsche Bank Securities,
BMO Capital Markets, Morgan Stanley, RBC Capital Markets, Scotia Capital, Societe Generale
Purchased from: Credit Suisse
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Securities Purchased:	HCP Inc. 5.375% due 2/1/2021
Purchase/Trade Date:	1/19/2011
Offering Price of Shares: $99.479
Total Amount of Offering: $1,200,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Funds Total Assets: 0.07
Brokers: BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, Citi, JPMorgan, Barclays Capital, Credit Agricole CIB, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, BNY
Mellon Capital Markets, LLC, KeyBanc Capital Markets, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey, US Bancorp, Moelis
& Company
Purchased from: UBS Warburg
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Securities Purchased:	Fifth Third Bancorp 3.625% due 1/25/2016
Purchase/Trade Date:	1/20/2011
Offering Price of Shares: $99.882
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Funds Total Assets: 0.10
Brokers: JPMorgan, Barclays Capital, Morgan Stanley, Fifth Third Securities Inc., UBS Investment Bank, CastleOak Securities, L.P.
Purchased from: JPMorgan
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Securities Purchased:	ABN Amro Bank NV 3.000% due 1/31/2014
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.917
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $710,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Funds Total Assets: 0.17
Brokers: Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated
Purchased from: Banc of America
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Securities Purchased:	Marathon Petroleum Corp. 5.125% due 3/1/2021
Purchase/Trade Date:	1/27/2011
Offering Price of Shares: $99.947
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $285,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Funds Total Assets: 0.07
Brokers: Morgan Stanley, BofA Merrill Lynch, Citi, JPMorgan, RBS, BNP Paribas, Deutsche Bank Securities, DnB NOR Markets, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, PNC Capital Markets LLC, Scotia Capital, Societe Generale, SMBC Nikko, US Bancorp, BBVA Securities, Comerica Securities, The Williams Capital Growth, L.P.
Purchased from: JPMorgan
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Securities Purchased:	Ford Motor Credit Co. LLC 5.75% due 2/1/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $100.000
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $790,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Funds Total Assets:  0.19
Brokers: BofA Merrill Lynch, Deutsche bank Securities, JPMorgan, Morgan
Stanley
Purchased from: Deutsche Securities
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Securities Purchased:	L-3 Communications Corp. 4.95% due 2/15/2021
Purchase/Trade Date:	2/2/2011
Offering Price of Shares: $99.429
Total Amount of Offering: $650,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: 0.085
Percentage of Funds Total Assets:  0.13
Brokers: Barclays Capital, BofA Merrill Lynch, Wells Fargo Securities, RBS, Deutsche Bank Securities, Mitsubishi UFJ Securities, Credit Agricole CIB, Scotia Capital, Societe Generale, SunTrust Robinson Humphrey, ANZ Securities, BNY Capital Markets, LLC, Comerica Securities, HSBC, SMBC Nikko, US Bancorp
Purchased from: Banc of America
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Securities Purchased:	Wells Fargo & Co. 3.676% due 6/15/2016
Purchase/Trade Date:	2/10/2011
Offering Price of Shares: $100.674
Total Amount of Offering: $2,501,000,000
Amount Purchased by Fund: $1,325,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Funds Total Assets:  0.33
Brokers: Credit Suisse, Morgan Stanley
Purchased from: Credit Suisse
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Securities Purchased:	McKesson Corp. 4.750% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.693
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Funds Total Assets:  0.04
Brokers: BofA Merrill Lynch, JPMorgan, Mitsubishi UFJ Securities, Rabo Securities USA, Inc., Scotia Capital, Wells Fargo Securities, Fifth
Third Securities, Inc., PNC Capital Markets LLC
Purchased from: JPMorgan
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Securities Purchased:	Wyndham Worldwide Corp. 5.625% due 3/1/2021
Purchase/Trade Date:	2/23/2011
Offering Price of Shares: $99.134
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.320
Percentage of Funds Total Assets: 0.20
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, Deutsche Bank Securities, Goldman, Sachs & Co., RBS Scotia Capital, Mitsubishi UFJ Securities, nabSecurities LLC, US Bancorp, BBVA Securities, SMBC Nikko Purchased from: JPMorgan
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Securities Purchased:	Best Buy Co. Inc. 3.750% due 3/15/2016
Purchase/Trade Date:	3/8/2011
Offering Price of Shares: $99.606
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $760,000
Percentage of Offering Purchased by Fund: 0.217
Percentage of Funds Total Assets: 0.19
Brokers: BofA Merrill Lynch, Credit Suisse, JPMorgan, UBS Investment
Bank, Citi, Wells Fargo Securities, Fifth Third Securities Inc.,
Standard Chartered Bank, Goldman, Sachs & Co., HSBC, Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, US Bancorp, Barclays Capital, BBVA Securities, Deutsche Bank Securities, Morgan Stanley, RBS Purchased from: Credit Suisse Securities
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Securities Purchased:	Dexus Diversified Trust 5.600% due 3/15/2021
Purchase/Trade Date:	3/10/2011
Offering Price of Shares: $99.645
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.240
Percentage of Funds Total Assets: 0.15
Brokers: BofA Merrill Lynch, JPMorgan, Morgan Stanley, Deutsche Bank Securities, HSBC
Purchased from: Banc of America
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Securities Purchased:	Willis Group Holdings PLC 4.125% due 3/15/2016
Purchase/Trade Date:	3/14/2011
Offering Price of Shares: $99.487
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.110
Percentage of Funds Total Assets: 0.08
Brokers: Barclays Capital, Goldman, Sachs & Co., Morgan Stanley, Willis Capital Markets & Advisory, Citi, BofA Merrill Lynch, JPMornga, Keefe, Bruyette & Woods, RBS, SunTrust Robinson Humphrey, ING, Lloyds Securities, Wells Fargo Securities
Purchased from: Barclays Capital Inc.
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Securities Purchased:	Nationwide Financial Services 5.375% due
3/25/2021
Purchase/Trade Date:	3/22/2011
Offering Price of Shares: $99.420
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Funds Total Assets: 0.11
Brokers: Morgan Stanley, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, Deutsche Bank Securities, Goldman, Sachs & Co., UBS Investment Bank, BNP Paribas, Fifth Third Securities, Inc., Huntington Investment Company, PNC Capital Markets LLC, RBS, The Williams Capital Group, L.P. Purchased from: JPMorgan
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Securities Purchased:	Wells Operating Partnership II, L.P. 5.875% due
4/1/2018
Purchase/Trade Date:	3/28/2011
Offering Price of Shares: $99.295
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.200
Percentage of Funds Total Assets: 0.20
Brokers: JPMorgan, Morgan Stanley, BMO Capital Markets, Morgan Keegan,
PNC Capital Markets LLC, US Bancorp
Purchased from: JPMorgan